Exhibit 10.14

EXECUTION VERSION

Consent and Purchase Agreement

by and between

Wejo Limited

Securis 1 Master Fund

Securis II Fund – SPC, Segregated Portfolio Eight – Non Life and Life

and

Securis II Fund – SPC, Segregated Portfolio Eleven IST - ILS

CityPoint, 1 Ropemaker Street

London, EC2Y 9AW

CONTENTS

Table of Contents

1.	Definitions	2
2.	Completion	2
3.	Post-Completion	3
4.	Consent	3
5.	Amendment	3
6.	Representations	4
7.	General	5

Schedule 1:         New Notes

DATE: 23rd July 2021

AMONG:

(1)	WEJO LIMITED, a private company, with company number 08813730, whose registered office is at ABC Building, 21-23 Quay Street, Manchester, England, M3 4AE (the “Issuer”);

(2)	SECURIS 1 MASTER FUND, a Cayman Island company with its registered office at Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Noteholder 1”);

(3)	SECURIS II FUND – SPC, SEGREGATED PORTFOLIO EIGHT – NON LIFE AND LIFE, a Cayman Island company with its registered office at Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Noteholder 2”); and

(4)	SECURIS II FUND – SPC, SEGREGATED PORTFOLIO ELEVEN IST – ILS, a Cayman Island company with its registered office at Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“Noteholder 3” and, together with Noteholder 1 and Noteholder 2, the “Noteholders”).

RECITALS

(A)	On 21 April 2021, the Issuer executed and delivered a loan note instrument (the “Loan Note Instrument”), pursuant to which it constituted up to a maximum nominal amount of $43,000,000 fixed rate secured loan notes due 2024 (the “Notes”).

(B)	On 21 April 2021, the Issuer issued, and the relevant Noteholder purchased, the number of Notes set forth next to each Noteholder’s name as follows:

Noteholder 1	$7,062,750
Noteholder 2	$3,268,000
Noteholder 3	$11,169,250

(C)	Pursuant to Clause 4.2 of the Loan Note Instrument, the Issuer may elect to issue further Notes to the Noteholders in a principal amount of up to $21,500,000 by written agreement between the Issuer and the Majority Noteholders (as defined in the Loan Note Instrument).

(D)	Pursuant to Clause 2.2, of the Loan Note Instrument, the proceeds received by the Issuer from any further issuance of Notes shall be used by the Issuer for a specified acquisition or other purposes as agreed with the Majority Noteholders.

(E)	The parties have agreed that the Issuer shall issue, and the Noteholders shall severally purchase, new Notes in an aggregate principal amount of $10,000,000 (the “New Notes”).

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(F)	Accordingly, the parties wish to enter into this Agreement for the purposes of regulating the subscription for New Notes by the Noteholders and the use of proceeds by the Issuer on the terms and subject to the conditions set forth in this Agreement.

IT IS AGREED

1.	Definitions.

1.1.       In this Agreement, the words and expressions set out below shall have the following meanings:

“Agreement” means this agreement, including the schedules to this agreement.

“Issuer’s Account” means the bank account notified in writing by the Issuer from time to time.

“Completion” means completion of this Agreement in accordance with clause 2.

“Completion Date” means 23 July 2021, or such other date as mutually agreed by the Issuer and the Majority Noteholders.

“Purchasers” means Noteholder 1, Noteholder 2 and Noteholder 3.

1.2.       Words and expressions used herein but not otherwise defined shall have the meanings attributed to them in the Loan Note Instrument unless otherwise defined or the context otherwise requires.

1.3.       The rules of construction included in the Loan Note Instrument shall apply to this Agreement as though they were set out in this Agreement in full.

1.4.       Except where otherwise expressly stated in this Agreement, the obligations of each of the Noteholders (including the Purchasers) are expressly several (and not joint or joint and several), and any reference to the Noteholders (including any reference to them as Purchasers or parties) shall include each of them severally and no Noteholder shall be liable for any default or breach of obligations under this Agreement by any other Noteholder.

2.	Completion.

2.1.	Completion shall take place electronically on the Completion Date.

2.2.        At Completion, each party confirms and agrees that the following shall occur in the sequence set out below:

(a)          each Purchaser shall severally subscribe for the aggregate principal amount of New Notes as set forth next to such Purchaser’s name in column (2) of Schedule 1;

(b)          the Issuer shall issue the New Notes in the amounts set forth in column (2) Schedule 1 free from any encumbrance and credited as fully paid to the applicable Purchaser; and

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(c)          the Issuer shall enter each Purchaser’s name in the Register in respect of such Purchaser’s New Notes and deliver to such Purchaser a Certificate in respect of such New Notes.

3.	Post-Completion.

3.1.       The parties agree that the provisions of Clause 19 of the Loan Note Instrument shall apply to this Agreement as though they were set out in this Agreement in full, but as if references in that Clauses to:

(a)	“a recognised stock exchange for the purpose of section 987 ITA” were a reference to The International Stock Exchange in Guernsey;

(b)	“date of this instrument” were references to the Completion Date; and

(c)	“the Notes” were references to the New Notes.

3.2.       Each Purchaser, severally and not jointly or jointly and severally, shall, promptly following the date that the New Notes are listed in accordance with Clause 3.1 of this Agreement, settle the consideration due and payable in respect of its New Notes by paying in cash, in immediately available funds to the Issuer’s Account the amount set out in column (3) of Schedule 1, which is an amount equal to the principal amount of such New Notes less those deductions permitted under the terms of the Loan Note Instrument, namely:

(a)	an aggregate deduction of $960,821.92 being 3.50 per cent. of the total nominal amount of the New Notes issued on the Completion Date calculated over the scheduled tenor of such New Notes (being two years and 272 days); and

(b)	an aggregate deduction of $685,589.04 being the aggregate amount of Interest payable on the New Notes for the first Interest Period in respect of the New Notes.

4.	Consent.

The Noteholders, constituting the Majority Noteholders, hereby consent to and sanction:

(a)          the issuance of the New Notes to the Purchasers on the terms, and subject to the conditions, set forth in this Agreement and the Loan Note Instrument for the purposes of Clause 4.2 of the Loan Note Instrument; and

(b)          the proceeds received by the Issuer from the issuance of the New Notes being used by the Issuer for general corporate purposes for the purposes of Clause 2.2 of the Loan Note Instrument.

5.       Amendment.

The Noteholders hereby agree that this Agreement shall constitute a Special Resolution for purposes of Clause 24 of the Loan Note Instrument to the following amendments of the Loan Note Instrument with effect from the Completion Date:

(a)          the definition of “Interest Period” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

““Interest Period” means, in respect of a Note, either: (i)

(a)	the period commencing on the Issue Date to, but excluding, 21 April 2022; and

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(b)	thereafter, the period from and including each Interest Payment Date to, but excluding, the next Interest Payment Date or, if earlier, the date on which the principal amount of, and accrued and unpaid interest on, such Note is (re)paid in accordance with the terms of this instrument;

or (ii) the Interest Period specified in the Certificate for such Note as agreed with the Majority Noteholders;”;

(b) the definition of “Scheduled Maturity Date” contained in Clause 1.1 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

““Scheduled Maturity Date” means, in respect of a Note, either (i) 21 April 2024; or (ii) if different, the Scheduled Maturity Date specified in the Certificate for such Note as agreed with the Majority Noteholders;”

(c) Clause 6.4 of the Loan Note Instrument shall be deleted in its entirety and replaced with the following:

“6.4 Interest shall be calculated on the basis of the actual number of days elapsed in the relevant period and a 365 day year.”

(d) the table contained in Clause 8.2.1 shall be deleted in its entirety and replaced with the following:

Period	Percentage

Issue Date to (but not including) 21 April 2022	107.5%

21 April 2022 to (but not including) 21 April 2023	105%

21 April 2023 to (but not including) 21 April 2024	102.5%

(e)       Clause 17.4.2 shall be deleted in its entirety and replaced with the following:

“17.4.2 an amount equal to 3.50 per cent. per annum of the total nominal amount of any future Notes that are issued calculated over the scheduled tenor of such Notes (ignoring for the this purpose any extensions of tenor in accordance with this instrument),”.

6.       Representations.

On the Completion Date, the Issuer shall be deemed to make the representations and warranties set out in Clause 10 to each Finance Party, but as if references in that Clauses to:

(a)	“date of this instrument” were references to the Completion Date; and

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(b)	“the Notes” were references to the New Notes.

7.	General.

7.1.       The parties agree that, save as modified in this Agreement, the provisions of the Loan Note Instrument shall apply to the New Notes.

7.2.       Pursuant to Clause 17.2 of the Loan Note Instrument, the Issuer shall, within three Business Days of demand, reimburse (or procure to be reimbursed) the Noteholders for the amount of all costs and expenses (including legal fees subject to any agreed cap or estimate) reasonably incurred by the Noteholders in responding to, evaluating, negotiating or complying with that request or requirement, including in connection with the negotiation, preparation and execution of this Agreement.

7.3.      Clauses 26 and 27 of the Loan Note Instrument are incorporated into this Agreement but as if references to “this instrument” were references to “this Agreement”.

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SCHEDULE 1

NEW NOTES

(1)	(2)	(3)

Purchaser	Aggregate Principal Amount of New Notes	Amount to be paid by the applicable Purchaser in
		respect of its New Notes

Securis 1 Master Fund	$5,195,000.00	$4,339,689.51

Securis II Fund – SPC, Segregated Portfolio Eight – Non Life and Life	$1,520,000.00	$1,269,745.53

Securis II Fund – SPC, Segregated Portfolio Eleven IST - ILS	$3,285,000.00	$2,744,154.00

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Executed for and on behalf of WEJO LIMITED	/s/ John Maxwell
Name:

Executed for and on behalf of SECURIS 1 MASTER FUND	/s/ Heidi Birtwistle
Name: Heidi Birtwistle

Executed for and on behalf of SECURIS II FUND – SPC, SEGREGATED PORTFOLIO ELEVEN IST - ILS	/s/ Heidi Birtwistle
Name: Heidi Birtwistle

Executed for and on behalf of SECURIS II FUND – SPC, SEGREGATED PORTFOLIO EIGHT – NON LIFE AND LIFE	/s/ Heidi Birtwistle
Name: Heidi Birtwistle

[Signature Page to Consent Agreement]